================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 1998

                       COMMISSION FILE NUMBER: 1-13011

                            COMFORT SYSTEMS USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          DELAWARE                     76-0484996
               (State or other jurisdiction         (I.R.S. Employer
                     of incorporation)             Identification No.)



                             777 POST OAK BOULEVARD
                                    SUITE 500
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-9600

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On November 15, 1998, the Registrant acquired by merger with a wholly owned subsidiary Shambaugh & Son, Inc. (the "Business Acquired"), which is engaged in the mechanical contracting business, primarily relating to heating, ventilation, air conditioning, electrical, plumbing and fire suppression sprinklers. The consideration for the acquisition consisted of an aggregate of 1,610,889 shares of the common stock of the Registrant, $29,750,000 in principal amount of Convertible Subordinated Notes and approximately $58.4 million in cash. The consideration paid by the Registrant in the acquisitions, the cash portion of which constituted borrowing under the Company's credit line with Bank One of Texas, N.A., as agent, was determined through arm's length negotiations between representatives of the Registrant and the Business Acquired.

Prior to the transactions, the Business Acquired employed vehicles, equipment and other miscellaneous personal property in the operation of mechanical contracting businesses, and the Registrant intends that each business will continue such activities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The Registrant believes that it is impractical to provide financial statements of the Business Acquired on the date of this filing, and will, if required, file such financial statements when available but not later than sixty (60) days after the date on which this Current Report on Form 8-K must be filed.

PRO FORMA FINANCIAL INFORMATION

The Registrant believes that it is impractical to provide pro forma financial information reflecting the Registrant's acquisitions, the Registrant will, if required, file such financial information when available but not later than sixty (60) days after the date on which this Current Report on Form 8-K must be filed.


EXHIBITS

           2.1 Agreement and Plan of Merger dated November 15, 1998, by and among the Registrant, Shambaugh & Son, Inc. and Mark Shambaugh.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMFORT SYSTEMS USA, INC.


                                        By:  /s/ WILLIAM GEORGE
                                                 William George, Vice President

Date:   November 25, 1998

                               EXHIBIT INDEX

2.1   Agreement and Plan of Merger dated November 15, 1998           FILED
      by and among the Registrant, Shambaugh & Son, Inc.           HEREWITH
      and Mark Shambaugh.


                                      -4-